PROGENITOR, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Number           Shares
- ------           ------

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 743188 10 4


THIS CERTIFIES THAT



is the owner of




FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                                   PROGENITOR, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Gavin B. Grover
SECRETARY

/s/ Douglass B. Given
PRESIDENT

[SEAL]

COUNTERSIGNED AND REGISTERED:

CONTINENTAL  STOCK TRANSFER & TRUST COMPANY

(JERSEY CITY, NJ)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED OFFICER

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    The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common


UNIF GIFT MIN ACT  --         Custodian
                      (Cust)             (Minor)
                      under Uniform Gifts to Minors
                      Act
                            (State)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,   HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE:

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SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN  CERTIFICATE, AND DO
HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                             ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
      ------------------------


                              -------------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.